EXHIBIT 99.1

Zorro Gris Prospect
Block CPO 4 - Llanos Basin, Colombia
HOUSTON AMERICAN ENERGY CORP

Corcel
Candelilla
CPO 4
Zorro Gris
Zorro Gris Prospect
Block CPO 4 - Llanos Basin, Colombia

Zorro Gris - Guadalupe Depth Structure Map
225 Acres
CI = 10 feet
Surface Location
Bottom-Hole Location

Zorro Gris - Une Depth Structure Map
200 Acres
CI = 10 feet
Surface Location
Bottom-Hole Location

Guad
Une
Mirador
C9
C7
Barco
Zorro Gris
Seismic Line 1
Plz

Guad
Une
Mirador
C9
C7
Barco
Zorro Gris
Seismic Line 2
Plz




Coporo-1
Las Palomas
Sumaral-1AX
Tamandua-1
Zorro Gris-1
Babaco-1
Amarillo-1
Corcel-E1 ST
Corcel-B3
Corcel-1
Percheron
Candelilla-5
Yatay-1
Metica-1
Guacavia-1
Llanos-1
Guatiquia-1
Apiay-27
Cachirre-1
Negritos-1
Image © 2012 DigitalGlobe
Image © 2012 TerraMetrics
Data SIO, NOAA, U.S. Navy, NGA, GEBCO
Image © 2012 GeoEye
11.0 km
Fechas de imágenes: Dic. 16, 2009
4°17'16.86" N 73°10'27.46" O elevación 214 m
©2010 Google

HOUSTON AMERICAN ENERGY CORP



Seismic Line 1
Seismic Line 2
12450
12400
12150
12100
12200
12250
12050
12150
12200
HOUSTON AMERICAN ENERGY CORP


Seismic Line 1
Seismic Line 2
HOUSTON AMERICAN ENERGY CORP



Zorro Gris
Location
HOUSTON AMERICAN ENERGY CORP


Zorro Gris
Location
HOUSTON AMERICAN ENERGY CORP